                                                                   EXHIBIT 10.28

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called the "Amendment") made as of March 1, 2000 by and among MIDCOAST ENERGY RESOURCES, INC., a Texas corporation (herein called "Borrower"), BANK OF AMERICA, N.A., individually and as administrative agent (in its agency capacity herein called "Administrative Agent"), BANK ONE, NA, individually and as syndication agent (in its agency capacity herein called "Syndication Agent"), CIBC, INC., individually and as documentation agent (in its agency capacity herein called "Documentation Agent"), the Lenders party to the Original Agreement defined below ("Original Lenders"), and certain additional lenders as new Lenders ("New Lenders"; the New Lenders and the Original Lenders collectively called "Lenders"),

                              W I T N E S S E T H:

     WHEREAS, Borrower, Administrative Agent, Syndication Agent, Documentation Agent and Original Lenders entered into that certain Amended and Restated Credit Agreement dated as of November 8, 1999 (as amended, supplemented, or restated prior to the date hereof, the "Original Agreement"), for the purpose and consideration therein expressed, whereby Original Lenders became obligated to make loans to Borrower as therein provided; and

     WHEREAS, Borrower, Administrative Agent, Syndication Agent, Documentation Agent, Original Lenders and New Lenders desire to amend the Original Agreement to (i) increase the Facility Amount to , (ii) provide for certain additional lenders to become new Lenders, (iii) increase the LC Sublimit to $50,000,000,
(iv) eliminate the C$50,000,000 limit on Canadian Dollar advances, and (v) amend various other provisions of the Original Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                    ARTICLE I - Definitions and References

     Section 1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "Amendment" means this First Amendment to Amended and Restated Credit Agreement.

          "Amendment Documents" means this Amendment and the Consent and Agreement.

          "Assignment and Acceptance" means the Assignment and Acceptance appended hereto as Exhibit "B".

          "Consent and Agreement" means the Consent and Agreement appended hereto as Exhibit "A".

          "Credit Agreement" means the Original Agreement as amended hereby.

          "Revised Schedule of Commitments and Commitment Percentages" means the Revised Schedule of Commitments and Commitment Percentages appended hereto as Schedule 1.

                 ARTICLE II - Amendments to Original Agreement

     Section 2.1 Cover Page. The figure "$265,000,000" on the cover page of the Original Agreement is hereby deleted and the figure "$335,000,000" is substituted therefore and the phrase "(including up to $50,000,000 Canadian Dollar Revolving Loan)" is hereby deleted.

     Section 2.2    Defined Terms.  (a) The definition of "Commitment" in
Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

          ""Commitment" means initially the Dollar amount set forth opposite such Lender's name on its signature page hereto, and on and after the first and each successive assignment pursuant to Section 10.6(a), the Dollar amount set forth opposite such Lender's name on the Revised Schedule of Commitments and Commitment Percentages and as of the First Amendment Effective Date, the Revised Schedule of Commitments and Commitment Percentages appended as Schedule 1 to the First Amendment, as such Commitment may be reduced pursuant to Section 2.1, increased (as determined by such Lender in its sole and absolute discretion) pursuant to Section 2.14, or reduced or increased pursuant to Section 10.6."

     (b) The definition of "Canadian Subsidiaries" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

          ""Canadian Subsidiaries" means collectively MCCI, MCOC and any other Subsidiary organized under the laws of Canada or any Province of Canada, acquired or formed by a Restricted Person in compliance with the terms and provisions of this Agreement, giving effect to such acquisition or formation, and "Canadian Subsidiary" individually means any of the foregoing."


     (c) The definition of "Commitment Percentage" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:


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

          ""Commitment Percentage" means initially the Commitment Percentage set forth opposite such Lender's name on its signature page hereto, and on and after the first and each successive assignment pursuant to Section 10.6(a), the Commitment Percentage set forth opposite such Lender's name on the Revised Schedule of Commitments and Commitment Percentages and on and after the First Amendment Effective Date, the Commitment Percentage set forth opposite such Lender's name on the Revised Schedule of Commitments and Commitment Percentages appended as Schedule 1 to the First Amendment, as such Commitment Percentage may be reduced pursuant to Section 2.1, increased (as determined by such Lender in its sole and absolute discretion) pursuant to Section 2.14, or reduced or increased pursuant to
     Section 10.6."

     (d) The definition of "Facility Amount" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

          ""Facility Amount" means $335,000,000, subject to increase to $400,000,000 pursuant to Section 2.14 and subject to reduction pursuant to
     Section 2.1."

     (e) The definition of "Indebtedness" in Section 1.1 of the Original Agreement is hereby amended by deleting section (c) thereof and substituting the following therefor:

          "(c) Liabilities evidenced by a bond, debenture, note or similar instrument and Liabilities arising in connection with the Permitted Canadian Acquisition Indebtedness;"

     (f) The definition of "LC Sublimit" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

          ""LC Sublimit" means a Dollar Equivalent amount equal to $50,000,000.

     (g) The definition of "Permitted Canadian Investments" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

          ""Permitted Canadian Investments" means (without duplication) (a) equity Investments by Restricted Persons in Canadian Subsidiaries; provided that, after giving effect to the making by any Restricted Person of any equity Investment in a Canadian Subsidiary, the sum of (i) the Dollar Equivalent of the aggregate outstanding principal amount of all loans and advances made by all Restricted Persons to the Canadian Subsidiaries, plus
     (ii) the Dollar Equivalent of the aggregate amount of all equity Investments made by all Restricted Persons in the Canadian Subsidiaries, plus (iii) the Dollar Equivalent of the outstanding principal amount of the Permitted Canadian Acquisition Indebtedness, would not exceed forty percent (40%) of Borrower's Consolidated total assets, and (b) equity Investments by Restricted Persons in an aggregate amount not to exceed the Dollar Equivalent of $5,000,000 at any one time in non-Affiliate, non-Subsidiary Canadian companies or partnerships engaged in the same or similar lines of business as Restricted Persons are engaged in or other businesses reasonably related thereto."

     (h) The definition of "Permitted Liens" in Section 1.1 of the Original Agreement is hereby amended by amending subsection (h) of such definition in its entirety to read as follows:

     "(h) Liens securing the KPC Notes and Liens securing (or an agreement to secure by Lien in the future) the Permitted Canadian Acquisition Indebtedness, but in the case of the Permitted Canadian Acquisition Indebtedness, such Liens can only encumber the specific assets acquired by MCOC or the MCOC Acquisition Subsidiary with proceeds of that specific Permitted Canadian Acquisition Indebtedness,"

     (i) The definition of "Total Funded Debt" in Section 1.1 of the Original Agreement is hereby amended by amending the first sentence of such definition in its entirety to read as follows:

          ""Total Funded Debt" means, without duplication, all Indebtedness for money borrowed including any subordinated indebtedness, the KPC Notes, the Permitted Canadian Acquisition Indebtedness, purchase money mortgages, lease obligations capitalized in accordance with GAAP, amounts outstanding in respect of asset securitization vehicles, conditional sales contracts and similar title retention debt instruments, including any current maturities of such Indebtedness, plus the net present value of future operating lease payments calculated using standard S&P methodology, plus the redemption amount with respect to any redeemable preferred stock of Borrower or any Subsidiary required to be redeemed within the next twelve
     (12) months."

     (j) The following definition of "Canadian Finance Subsidiary" is hereby added to Section 1.1 of the Original Agreement immediately following the definition of "Canadian Eurodollar Rate":

          ""Canadian Finance Subsidiary" means one or more wholly-owned Subsidiaries of Borrower, which Subsidiaries shall be corporations organized under the Business Corporation Act of the Province of Alberta or another Canadian Province and which Subsidiaries will purchase Permitted Canadian Acquisition Indebtedness from a Permitted Canadian Lender pursuant to the corresponding Put/Call Agreement."


     (k) The following definition of "Canadian Side Letter Agreement" is hereby added to Section 1.1 of the Original Agreement immediately following the definition of "Canadian Finance Subsidiary":

          ""Canadian Side Letter" means a letter agreement to be entered into between the Administrative Agent and the Permitted Canadian Lender funding any Permitted Canadian Acquisition Indebtedness providing that while such Permitted Canadian



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

     Acquisition Indebtedness remains outstanding (i) the Permitted Canadian Lender will not terminate the Put/Call Agreement without the prior written consent of Administrative Agent, (ii) the Permitted Canadian Lender will not amend, waive, modify or otherwise alter the terms of the Put/Call Agreement, and (iii) the Permitted Canadian Lender will agree to perform its contractual obligation under the "call" to sell such Permitted Canadian Acquisition Indebtedness to Borrower upon Borrower's exercise of its "call rights" even if for any reason the Put/Call Agreement had been breached or might otherwise not have been enforceable."

     (l) The following definition of "First Amendment" is hereby added to
Section 1.1 of the Original Agreement immediately following the definition of "Federal Funds Rate":

     "First Amendment" means the First Amendment to this Agreement."

     (m) The following definition of "First Amendment Effective Date" is hereby added to Section 1.1 of the Original Agreement immediately following the definition of "First Amendment":

          "First Amendment Effective Date" means the first date on which all of the conditions precedent to the effectiveness of the First Amendment have been satisfied or waived."

     (n) The following definition of "MCCI" is hereby added to Section 1.1 of the Original Agreement immediately following the definition of "Maximum Drawing Amount":

          "MCCI" means Midcoast Canada Capital, Inc., a corporation organized under the Business Corporation Act of the Province of Alberta and wholly-owned Subsidiary of Borrower, which Subsidiary may acquire Permitted Canadian Acquisition Indebtedness from a Permitted Canadian Lender pursuant to the corresponding Put/Call Agreement."

     (o) The following definition of "MCOC" is hereby added to Section 1.1 of the Original Agreement immediately following the definition of "MCCI":

          "MCOC" means Midcoast Canada Operating Corporation, a corporation organized under the Business Corporation Act of the Province of Alberta and wholly-owned Subsidiary of Borrower, which Subsidiary may acquire certain Canadian assets and finance or refinance such acquisition by incurring Permitted Canadian Acquisition Indebtedness."

     (p) The following definition of "MCOC Acquisition Subsidiary" is hereby added to Section 1.1 of the Original Agreement immediately following the definition of "MCOC":

          "MCOC Acquisition Subsidiary" means one or more wholly-owned Subsidiaries of Midcoast Canada Operating Corporation, which Subsidiaries shall be corporations organized under the Business Corporation Act of the Province of

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

     Alberta or another Canadian Province and which Subsidiaries will acquire certain Canadian assets and finance or refinance such acquisition by incurring Permitted Canadian Acquisition Indebtedness."

     (q) The following definition of "1999 Canadian Financing Transaction" is hereby added to Section 1.1 of the Original Agreement immediately following the definition of "Net Worth":

          ""1999 Canadian Financing Transaction" means the C$15,187,500 term loan from First Chicago NBD Bank, Canada to MCOC dated March 24, 1999 to finance MCOC's acquisition of certain Canadian assets, which term loan was repaid and is no longer outstanding."

     (r) The following definition of "Permitted Canadian Acquisition Indebtedness" is hereby added to Section 1.1 of the Original Agreement immediately following the definition of "Percentage Share":

          ""Permitted Canadian Acquisition Indebtedness" means, at any time, Indebtedness in Canadian Dollars for borrowed money:

     (a)  incurred by MCOC or an MCOC Acquisition Subsidiary;

     (b) for the purpose of financing or refinancing MCOC's or such MCOC Acquisition Subsidiary's acquisition of assets located in Canada;

     (c)  payable to one or more Permitted Canadian Lenders; and

     (d)  in an amount which does not exceed the lesser of:

          (i) (1) the Facility Amount less (2) the Dollar Equivalent of the Facility Usage plus (ii) the Dollar Equivalent of the amounts outstanding determined pursuant to subsections (a) through (c) above; and

          (ii) $25,000,000;

          provided, however, that after giving effect to such Permitted Canadian Acquisition Indebtedness, the sum of (i) the Dollar Equivalent of the outstanding principal amount of the Permitted Canadian Acquisition Indebtedness, plus (ii) the Dollar Equivalent of the aggregate amount of all equity Investments made by all Restricted Persons in the Canadian Subsidiaries, plus (iii) the Dollar Equivalent of the aggregate outstanding principal amount of all loans and advances made by all Restricted Persons to the Canadian Subsidiaries, would not exceed forty percent (40%) of Borrower's Consolidated total assets; provided further, to constitute Permitted Canadian Acquisition Indebtedness, such Indebtedness must be substantially similar in terms and substance to the 1999 Canadian Financing

          Transaction, as determined by the Administrative Agent in its sole discretion including, without limitation, such Indebtedness being subject to a Put/Call Agreement in form and substance satisfactory to the Administrative Agent; and provided further, to constitute Permitted Canadian Acquisition Indebtedness, such Indebtedness must at all times be subject to a Canadian Side Letter Agreement."

     (s) The following definition of "Permitted Canadian Lenders" is hereby added to Section 1.1 of the Original Agreement immediately following the definition of "Permitted Canadian Investments":

          ""Permitted Canadian Lenders" means those Canadian banking Affiliates of one or more Lenders who lend the Permitted Canadian Acquisition Indebtedness and enter into a Put/Call Agreement and Canadian Side Letter Agreement in connection therewith."

     (t) The following definition of "Put/Call Agreement" is hereby added to
Section 1.1 of the Original Agreement immediately following the definition of "Prior Credit Documents":

          ""Put/Call Agreement" means an agreement between the Permitted Canadian Lender and Borrower pursuant to which the Permitted Canadian Lender has the right to require that Borrower purchase the Permitted Canadian Acquisition Indebtedness subject to such Put/Call Agreement and Borrower has the right to require the Permitted Canadian Lender to sell to Borrower the Permitted Canadian Acquisition Indebtedness subject to such Put/Call Agreement."

     Section 2.3. Amendments to Section 2.1. (a) The first and second sentences of Section 2.1 of the Original Agreement are hereby amended in their entirety to read as follows:

     "Subject to the terms and conditions hereof, each Lender severally agrees to make Loans to Borrower upon Borrower's request from time to time during the Commitment Period; provided that (a) subject to Sections 3.3, 3.4 and 3.6, all Lenders are requested to make Loans of the same Type in accordance with their respective Percentage Shares and as part of the same Borrowing,
     (b) after giving effect to such Loans, the sum of (1) the Dollar Equivalent of the Facility Usage plus (2) the Dollar Equivalent of the Permitted Canadian Acquisition Indebtedness does not exceed the Facility Amount determined as of the date on which the requested Loans are to be made, and
     (c) after giving effect to such Loans, the Dollar Equivalent of such Lender's Loans and Percentage Share of any LC Obligations does not exceed such Lender's Commitment determined as of the date on which the requested Loans are to be made. The aggregate amount of all Loans in any Borrowing consisting of Base Rate Loans must be greater than or equal to $1,000,000 or must equal the remaining availability under the Facility Amount (or, if any Permitted Canadian Acquisition Indebtedness is outstanding, the remaining availability under the Facility Amount less the Permitted Canadian Acquisition Indebtedness) and the aggregate amount of all Loans in any Borrowing consisting of Eurodollar Loans must be greater than or equal to $3,000,000."

     (b) The last sentence of Section 2.1 of the Original Agreement is hereby amended in its entirety to read as follows:

     "Borrower may, upon three (3) Business Days' prior written notice to Administrative Agent, irrevocably cancel all or any portion of the Unused Amount; provided, however, that Borrower may not cancel that portion of the Unused Amount equal to the outstanding principal balance of the Permitted Canadian Acquisition Indebtedness."

     Section 2.4.   Amendment to Section 2.3.  The second sentence of Section
2.3 of the Original Agreement is hereby amended in its entirety to read as follows:

     "If any Dollar Loan is converted into a Canadian Dollar Loan, the amount of the resulting Canadian Dollar Loan shall be equal to the Canadian Dollar Equivalent of such converted Dollar Loan; and, if any Canadian Dollar Loan is converted into a Dollar Loan, the amount of the resulting Dollar Loan shall be equal to the Dollar Equivalent of such converted Canadian Dollar Loan."

     Section 2.5. Amendment to Section 2.7. Subsection 2.7(a) of the Original Agreement is hereby amended in its entirety to read as follows:

     "(a) If at any time the sum of (1) the Dollar Equivalent of the Facility Usage plus (2) the Dollar Equivalent of the outstanding principal balance of the Permitted Canadian Acquisition Indebtedness exceeds the Facility Amount, Borrower shall immediately upon Administrative Agent's demand prepay the principal of the Loans in an amount at least equal to such excess."

     Section 2.6. Amendment to Section 2.8. Subsection 2.8(a) of the Original Agreement is hereby amended in its entirety to read as follows:

     "(a) the sum of (1) the Dollar Equivalent of the Facility Usage plus (2) the Dollar Equivalent of the outstanding principal balance of the Permitted Canadian Acquisition Indebtedness does not exceed the Facility Amount at such time;"

     Section 2.7. Amendment to Section 2.13. The first sentence of Subsection 2.13(a) of the Original Agreement is hereby amended in its entirety to read as follows:

     "If, after the making of all mandatory prepayments required under Section 2.7, the outstanding LC Obligations exceed the Facility Amount (or, if any Permitted Canadian Acquisition Indebtedness is outstanding, the outstanding LC Obligations exceed the Facility Amount less the Dollar Equivalent of the Permitted Canadian Acquisition Indebtedness), then in addition to prepayment of the entire principal



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

     balance of the Loans Borrower will immediately pay to LC Issuer an amount equal to such excess."

     Section 2.8. Amendment to Section 6.2. Section 6.2 of the Original Agreement is hereby amended by adding a new Subsection 6.2(g) thereto to read in its entirety as follows:

     "(g) Not less than five (5) Business Days before MCOC or an MCOC Acquisition Subsidiary incurs any Permitted Canadian Acquisition Indebtedness, the Borrower will furnish a certificate stating the amount and terms of the Permitted Canadian Acquisition Indebtedness to be incurred, identifying the Permitted Canadian Lender(s) providing such Permitted Canadian Acquisition Indebtedness, identifying the assets to be acquired and the identity of the seller and certifying that after giving effect to such Indebtedness such Indebtedness will meet all of the conditions for such Indebtedness specified in the definition of "Permitted Canadian Acquisition Indebtedness."

     Section 2.9.   Amendment to Section 6.3.  The second sentence of Subsection
6.3 of the Original Agreement is hereby amended in its entirety to read as follows:

     "Each Restricted Person will permit representatives appointed by Administrative Agent (and after the occurrence and during the continuance of an Event of Default, representatives appointed by any Lender) (including independent accountants, auditors, agents, attorneys, appraisers and any other Persons) upon reasonable notice to visit and inspect during normal business hours any of such Restricted Person's property, including its books of account, other books and records, and any facilities or other business assets, and to make extra copies therefrom and photocopies and photographs thereof, and to write down and record any information such representatives obtain, and each Restricted Person shall permit Administrative Agent or its representatives (and after the occurrence and during the continuance of an Event of Default, any Lender or its representatives) to investigate and verify the accuracy of the information furnished to Administrative Agent or any Lender in connection with the Loan Documents, the Acquisition Agreement, the Permitted Canadian Acquisition Indebtedness and the KPC Notes and to discuss all such matters with its officers, employees and representatives."

     Section 2.10. Amendment to Article VI. Article VI of the Original Agreement is hereby amended by adding a new Section 6.19 thereto to read in its entirety as follows:

     "Section 6.19 Exercise of Call Rights. In connection with the Put/Call Agreement relating to any particular Permitted Canadian Acquisition Indebtedness, Borrower shall, upon demand of Administrative Agent, with the consent of Required Lenders, exercise Borrower's right to "call" such Permitted Canadian Acquisition Indebtedness and compel the Permitted Canadian Lender holding such Permitted Canadian Acquisition Indebtedness to sell, assign, transfer and convey such Permitted

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

     Canadian Acquisition Indebtedness to Borrower pursuant to the terms of the applicable Put/Call Agreement."

     Section 2.11. Amendment to Section 7.1. Subsection 7.1(e) of the Original Agreement is hereby amended in its entirety to read as follows:

     "(e) inter-company Indebtedness (i) incurred by Borrower or any Guarantor and payable to Borrower or another Guarantor, or (ii) incurred by a Canadian Subsidiary and payable to Borrower, a Guarantor or another Canadian Subsidiary, including any extensions, renewals and replacements of any such inter-company Indebtedness; provided that the sum of (A) the Dollar Equivalent of the aggregate outstanding principal amount of all loans and advances made by Restricted Persons to Canadian Subsidiaries, plus (B) the Dollar Equivalent of the aggregate amount of all equity Investments made by Restricted Persons in Canadian Subsidiaries, plus (C) the Dollar Equivalent of the outstanding principal balance of the Permitted Canadian Acquisition Indebtedness does not exceed at any time during the term of this Agreement forty percent (40%) of Borrower's Consolidated total assets and Permitted Canadian Acquisition Indebtedness,"

     Section 2.12. Amendment to Section 7.1. Subsection 7.1(i) of the Original Agreement is hereby amended by deleting the word "and" after the word "hereof" and a new subsection (k) is hereby added to Section 7.1 after the word "prices" and before the period at the end of subsection (j) to read in its entirety as follows:

     "and (k) Permitted Canadian Acquisition Indebtedness."

     Section 2.13. Amendment to Section 7.2. Subsection 7.2(f) of the Original Agreement is hereby amended to read in its entirety as follows:

     "(f) guarantees, including, without limitation, the Put/Call Agreement, by a Restricted Person of Indebtedness of another Restricted Person permitted under Section 7.1."


     Section 2.14. Amendment to Section 7.6. Subsection 7.6(f) of the Original Agreement is hereby amended in its entirety to read as follows:

     "(f) without duplication of any amounts permitted pursuant to subsection
     (c) of this Section, loans or advances made by a Restricted Person to a Canadian Subsidiary; provided that, after giving effect to the making by any Restricted Person of any loan or advance to a Canadian Subsidiary, the sum of (A) the Dollar Equivalent of the aggregate outstanding principal amount of all loans and advances made by Restricted Persons to the Canadian Subsidiaries, plus (B) the Dollar Equivalent of the aggregate amount of all equity Investments made by Restricted Persons in the Canadian Subsidiaries, plus (C) the Dollar Equivalent of the outstanding principal balance of the Permitted Canadian Acquisition Indebtedness does not exceed at any time during


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

     the term of this Agreement forty percent (40%) of Borrower's Consolidated total assets or"

     Section 2.15. Amendment to Article VII. Article VII of the Original Agreement is hereby amended by adding a new Section 7.18 thereto to read in its entirety as follows:

     "Section 7.18 Maintenance of Put/Call Agreement. Borrower shall not terminate any Put/Call Agreement relating to any particular Permitted Canadian Acquisition Indebtedness while such Permitted Canadian Acquisition Indebtedness is outstanding and held by a Permitted Canadian Lender."

     Section 2.16. Amendment to Article VII. Article VII of the Original Agreement is hereby amended by adding a new Section 7.19 thereto to read in its entirety as follows:

     "Section 7.19 Refinancing Permitted Canadian Acquisition Indebtedness. Borrower agrees that only MCCI or a Canadian Finance Subsidiary will acquire from Permitted Canadian Lenders any Permitted Canadian Acquisition Indebtedness and upon MCCI's or such Canadian Finance Subsidiary's acquisition of any such Indebtedness MCCI or such Canadian Finance Subsidiary shall not further sell, assign, transfer or convey such Indebtedness or any evidence of such Indebtedness."

     Section 2.17. Amendment to Section 10.16. Subsection 10.16 of the Original Agreement is hereby amended by deleting the reference to the promissory note in the original principal amount of "$20,000,000" and substituting "$2,000,000" therefor.

                   ARTICLE III - Conditions of Effectiveness

     Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when, and only when, (i) Administrative Agent shall have received, at Administrative Agent's office, a counterpart of this Amendment executed and delivered by Borrower and each Lender, (ii) Administrative Agent shall have additionally received the Consent and Agreement in the form attached hereto executed by each of the Guarantors, and (iii) Administrative Agent shall have additionally received the Assignment and Acceptance in the form attached hereto executed by each of the parties thereto.

                         ARTICLE IV - Waiver of Notice

     Section 4.1. Waiver of Notice Required Under Section 2.14. Each Lender Party hereby waives the requirement that Borrower provide not less than thirty
(30) days' prior written notice to Administrative Agent of any requested increase in the Facility Amount and agrees that this Amendment shall suffice as such written notice.

                   ARTICLE V - Representations and Warranties



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

     Section 5.1. Representations and Warranties of Borrower. In order to induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

     (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Credit Agreement and except as such representations and warranties have been modified pursuant to this Amendment.

     (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder.

     (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or the certificate of incorporation or bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of (or obligation to create) any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

     (d) When duly executed and delivered, each of this Amendment and the Original Agreement will be legal and binding obligations of Borrower, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

                           ARTICLE VI - Miscellaneous

     Section 6.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

     Section 6.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof including, without limitation, the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower or any Restricted Person hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

     Section 6.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

     Section 6.4. Revised Commitments and Commitment Percentages. Each of the Lenders agrees and acknowledges that upon the effectiveness of this Amendment, the Commitment and Commitment Percentage of each Lender will be as set forth on the Revised Schedule of Commitments and Commitment Percentages appended hereto as Schedule 1.

     Section 6.5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 6.6. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                                    MIDCOAST ENERGY RESOURCES, INC.,
                                    Borrower


                                    By: _____________________________________
                                         Richard A. Robert
                                         Chief Financial Officer and Treasurer


                                    BANK OF AMERICA, N.A.,
                                    Administrative Agent, Lender and LC Issuer


                               Signature Page 1

                                    By: _____________________________________
                                         Patrick M. Delaney
                                         Managing Director


                                    BANK ONE, NA,
                                    Syndication Agent and Lender

                                    By: _____________________________________
                                    Name:
                                    Title:  Authorized Officer


                                    CIBC INC.,
                                    Documentation Agent and Lender

                                    By: _____________________________________
                                    Name:
                                    Title:


                                    FIRST UNION NATIONAL BANK,
                                    Lender

                                    By: _____________________________________
                                    Name:
                                    Title:


                                    FLEET NATIONAL BANK,
                                    Lender

                                    By: _____________________________________
                                    Name:
                                    Title:

                                    CREDIT AGRICOLE INDOSUEZ,
                                    Lender

                                    By: _____________________________________
                                    Name:
                                    Title:


                                    By: _____________________________________
                                    Name:
                                    Title:

                                              To Modcoast Energy Resources, Inc.
                                                                 First Amendment
                               Signature Page 2

                                    SCOTIABANC INC.,
                                    Lender

                                    By: _____________________________________
                                    Name:
                                    Title:


                                    PRUDENTIAL SECURITIES CREDIT CORP.,
                                    Lender

                                    By: _____________________________________
                                    Name:
                                    Title:


                                    UMB OKLAHOMA BANK,
                                    Lender

                                    By: _____________________________________
                                    Name:
                                    Title:


                                    MEESPIERSON CAPITAL CORP.


                                    By: _____________________________________
                                         Darrell W. Holley
                                         Managing Director


                                    By: _____________________________________
                                         Christopher S. Parada
                                         Vice President


                                    TORONTO DOMINION (TEXAS), INC.
                                    Lender

                                    By: _____________________________________
                                    Name:
                                    Title:

                                              To Modcoast Energy Resources, Inc.
                                                                 First Amendment
                               Signature Page 3

                                    THE BANK OF TOKYO-MITSUBISHI, LTD.
                                    Lender

                                    By: _____________________________________
                                    Name:
                                    Title:
                                              To Modcoast Energy Resources, Inc.
                                                                 First Amendment
                               Signature Page 4

                                 SCHEDULE 1

           Revised Schedule of Commitments and Commitment Percentages

Commitment and Commitment Percentage                   Lender

Commitment:                $40,000,000          BANK OF AMERICA, N.A.,
Commitment Percentage:         12%              Lender and LC Issuer
Percentage Share:              12%

Commitment:                $40,000,000          BANK ONE, NA,
Commitment Percentage:         12%              Syndication Agent and Lender
Percentage Share:              12%

Commitment:                $40,000,000          CIBC, INC.
Commitment Percentage:         12%              Documentation Agent and Lender
Percentage Share:              12%

Commitment:                $40,000,000          FIRST UNION NATIONAL BANK,
Commitment Percentage:         12%              Lender
Percentage Share:              12%

Commitment:                $30,000,000          PRUDENTIAL SECURITIES CREDIT
Commitment Percentage:          9%              CORP.
Percentage Share:               9%              Lender

Commitment:                $20,000,000          FLEET NATIONAL BANK
Commitment Percentage:          6%              Lender
Percentage Share:               6%


Commitment:                $20,000,000          CREDIT AGRICOLE INDOSUEZ,
Commitment Percentage:          6%              Lender
Percentage Share:               6%

                                              To Modcoast Energy Resources, Inc.
                                                                 First Amendment
                               Schedule 1 Page 1

Commitment:                $30,000,000          SCOTIABANC INC.
Commitment Percentage:          9%              Lender
Percentage Share:               9%

Commitment:                $ 5,000,000          UMB OKLAHOMA BANK
Commitment Percentage:         1%               Lender
Percentage Share:              1%

Commitment:                $20,000,000          MEESPIERSON CAPITAL CORP.
Commitment Percentage:         6%               Lender
Percentage Share:              6%

Commitment:                $30,000,000          TORONTO DOMINION (TEXAS), INC.
Commitment Percentage:         9%               Lender
Percentage Share:              9%

Commitment:                $20,000,000          THE BANK OF TOKYO-MITSUBISHI,
Commitment Percentage:         6%               LTD.
Percentage Share:              6%               Lender


TOTAL COMMITMENT           $335,000,000

                                              To Midcoast Energy Resources, Inc.
                                                                 First Amendment
                               Schedule 1 Page 2

                                  EXHIBIT "A"
                                      TO
                                FIRST AMENDMENT

                             CONSENT AND AGREEMENT


     Each of Creole Gas Pipeline Corporation, a Delaware corporation, Dufour Petroleum, Inc. f/k/a DPI/Midcoast, Inc., a Mississippi corporation, H&W Pipeline Corporation, an Alabama corporation, Kansas Pipeline Company, a Kansas general partnership, Magnolia Gathering, Inc., an Alabama corporation, Magnolia Pipeline Corporation, an Alabama corporation, Magnolia Resources, Inc., a Mississippi corporation, MarGasCo Partnership, an Oklahoma general partnership, Midcoast Energy Marketing, Inc., a Delaware corporation, Midcoast Gas Services, Inc., a Delaware corporation, Midcoast Gas Pipeline, Inc., a Delaware corporation, Midcoast Gas Pipeline, Inc., a Texas corporation, Midcoast Holdings No. One, Inc., a Delaware corporation, Midcoast Interstate Transmission, Inc., an Alabama corporation, f/k/a Alabama Tennessee Natural Gas Co., Midcoast Kansas General Partner, Inc., a Delaware corporation, Midcoast Kansas Pipeline, Inc., a Delaware corporation, Midcoast Marketing, Inc., a Texas corporation, Mid Kansas Partnership, a Kansas general partnership, Mid Louisiana Gas Company, a Delaware corporation, Mid Louisiana Gas Transmission Company, a Delaware corporation, Nugget Drilling Corporation, a Minnesota corporation, Riverside Pipeline Company, L.P., a Kansas limited partnership, Southern Industrial Gas Corporation, a Louisiana corporation, and Tennessee River Intrastate Gas Company, Inc., an Alabama corporation, hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms the Guaranty dated as of November 8, 1999 made by it for the benefit of Lenders, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

     IN WITNESS WHEREOF, each Guarantor has executed and delivered this Consent and Agreement.

                                    GUARANTORS:

                                    MAGNOLIA PIPELINE CORPORATION
                                    H&W PIPELINE CORPORATION
                                    MAGNOLIA RESOURCES, INC.
                                    MAGNOLIA GATHERING, INC.
                                    MIDCOAST HOLDINGS NO. ONE, INC.
                                    TENNESSEE RIVER INTRASTATE
                                         GAS COMPANY, INC.
                                    NUGGET DRILLING CORPORATION
                                    MIDCOAST MARKETING, INC.
                                    MID LOUISIANA GAS COMPANY
                                    CREOLE GAS PIPELINE CORPORATION
                                    MID LOUISIANA GAS TRANSMISSION
                                         COMPANY

                               Exhibit A Page 1

                                   MIDCOAST INTERSTATE
                                         TRANSMISSION, INC.
                                    MIDCOAST GAS SERVICES, INC.,
                                    MIDCOAST ENERGY MARKETING,
                                         INC.
                                    DUFOUR PETROLEUM, INC. fka
                                         DPI/MIDCOAST, INC.
                                    MIDCOAST GAS PIPELINE, INC.,
                                         a Texas corporation
                                    MIDCOAST GAS PIPELINE, INC.,
                                         a Delaware corporation
                                    SOUTHERN INDUSTRIAL GAS
                                         CORPORATION
                                    MIDCOAST KANSAS PIPELINE, INC.
                                    MIDCOAST KANSAS GENERAL
                                         PARTNER, INC.

                                    By: ________________________________
                                         Richard A. Robert
                                         Treasurer

                                    MID-KANSAS PARTNERSHIP
                                    MARGASCO PARTNERSHIP
                                    RIVERSIDE PIPELINE COMPANY, L.P.
                                    KANSAS PIPELINE COMPANY

                                    By:  Midcoast Kansas General Partner, Inc.,
                                         General Partner

                                    By: ________________________________
                                         Richard A. Robert
                                         Treasurer

                               Exhibit A Page 2

                                  EXHIBIT "B"
                                      TO
                                FIRST AMENDMENT

                           ASSIGNMENT AND ACCEPTANCE


     Reference is made to the Credit Agreement dated as of November 8, 1999 (the "Credit Agreement") among MIDCOAST ENERGY RESOURCES, INC., a Texas corporation (the "Borrower"), the Lenders (as defined in the Credit Agreement), Bank One, NA, as Syndication Agent, CIBC, Inc., as Documentation Agent, and Bank of America, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

     The "Assignor" and the "Assignee" referred to on Schedule 1 agree as follows:

1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents. After giving effect to such sale and assignment, the Assignee's Commitment, Commitment Percentage, Percentage Share and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1.

2. The Assignor: represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Restricted Person or the performance or observance by any Restricted Person of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and attaches the Note held by the Assignor and requests that Administrative Agent exchange such Note for new Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Commitment retained by the Assignor, if any, as specified on Schedule 1.

3. The Assignee confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 6.2 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; agrees that it will, independently and

                                              To Midcoast Energy Resources, Inc.
                                                                 First Amendment
                               Exhibit B Page 1
     without reliance upon Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; confirms that it is an Eligible Transferee; appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and attaches any U.S. Internal Revenue Service or other forms required under Section 3.10(d).

4. Following the execution of this Assignment and Acceptance, it will be delivered to Administrative Agent for acceptance and recording by Administrative Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by Administrative Agent, unless otherwise specified on Schedule 1.

5. Upon such acceptance and recording by Administrative Agent, as of the Effective Date, the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

6. Upon such acceptance and recording by Administrative Agent, from and after the Effective Date, Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and Unused Fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the Laws of the State of Texas.

8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

                                              To Midcoast Energy Resources, Inc.
                                                                 First Amendment
                               Exhibit B Page 2

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.


                                    BANK OF AMERICA, N.A.,
                                    Assignor

                                    By:  __________________________________
                                         Patrick M. Delaney
                                         Managing Director


                                    NEW LENDER,
                                    Assignee

                                    By: ___________________________________
                                    Name:
                                    Title:
                                              To Midcoast Energy Resources, Inc.
                                                                 First Amendment
                               Exhibit B Page 3

                                   SCHEDULE 1
                                       to
                           ASSIGNMENT AND ACCEPTANCE


     Commitment Percentage interest assigned:   ________%

     Assignee's Commitment:                     $_______

     Aggregate outstanding principal amount
       of Loans assigned:                       $_______

     Principal amount of Note payable to
       Assignee:                                $_______

     Principal amount of Note payable to
       Assignor:                                $_______

     Effective Date (if other than date
       of acceptance by Administrative Agent):  *_______, 2000


                                         BANK OF AMERICA, N.A.,
                                         Assignor

                                         By:_______________________________
                                             Patrick M. Delaney
                                             Managing Director

                                         Dated: _____________________, 19__


                                         NEW LENDER, as Assignee

                                         By: ______________________________
                                         Name:
                                         Title:

                              Domestic Lending Office:

                              Eurodollar Lending Office:


   * This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to Administrative Agent.

                                              To Midcoast Energy Resources, Inc.
                                                                 First Amendment
                               Exhibit B Page 4

Accepted and Approved **
this ___ day of _________________, 2000

BANK OF AMERICA, N.A.,
as Administrative Agent


By: ______________________________
     Patrick M. Delaney
     Managing Director

Accepted and Approved **
this ___ day of ________________, 2000


BANK OF AMERICA, N.A.,
as LC Issuer


By: ______________________________
     Patrick M. Delaney
     Managing Director

Approved this ____ day
of _____________________________, 2000

MIDCOAST ENERGY RESOURCES, INC.


By: ______________________________ **
Name:
Title:
       ** Required if the Assignee is an Eligible Transferee solely by reason of subsection (b) of the definition of "Eligible Transferee".

                                              To Midcoast Energy Resources, Inc.
                                                                 First Amendment
                               Exhibit B Page 5